                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 19, 2002
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)

Delaware                                  0-17288               75-2193593
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(State or Other Jurisdiction              (Commission        (IRS Employer
of Incorporation)                         File Number)       Identification No.)

            5847 San Felipe, Suite 900, Houston, TX                77057
            --------------------------------------------------------------------
            (Address of Principal Executive Offices)           (Zip Code)

                                 (713) 783-8200
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events.
                        ------------

            On August 19, 2002, Tidel Technologies, Inc. issued a press release, set forth as Exhibit 99.1 to this Current  Report,  announcing its third quarter results for fiscal 2002.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

         (c)    Exhibits
                --------

                Exhibit No.        Exhibits
                -----------        --------

                99.1               Press  Release  of Tidel  Technologies,  Inc.
                                   dated August 19, 2002.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TIDEL TECHNOLOGIES, INC.

Dated: August 19, 2002                   By: /s/ Leonard Carr
                                             ---------------------------
                                         Name:  Leonard Carr
                                         Title: Senior Vice President